Note 33 - Employee Benefits - DWS Share based Plans (Detail) - DWS Share-Based Plans [Domain Member] - EUR (€) shares in Thousands	Dec. 31, 2023	Dec. 31, 2022
DWS Share based Plans [Line Items]
Units (in thousands)	735	887
Fair value	€ 10.81	€ 7.65
Share price	34.80	30.36
Exercise price	€ 24.65	€ 24.65
Expected volatility (weighted-average, in percent)	32.00%	32.00%
Expected life (weighted-average, in years)	1.9	3.0
Expected dividends (in percent of income)	88.00%	66.00%